Exhibit 10.26

NEITHER THE ISSUANCE NOR SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

Principal Amount: $250,000 Purchase Price: $250,000	Issue Date: December 16, 2014

CONVERTIBLE PROMISSORY NOTE

FOR VALUE RECEIVED, NATIONAL AUTOMATED SERVICES, INC., a NEVADA corporation (hereinafter called the “Borrower”), hereby promises to pay to the order of MAGNA EQUITIES II, LLC, a New York corporation, or registered assigns (the “Holder”) the sum of Two Hundred and Fifty Thousand Dollars ($250,000), on December 10, 2015 (the “Maturity Date”), and to pay interest on the unpaid principal balance hereof at the rate of twelve percent (12%) (the “Interest Rate”) per annum from the date hereof (the “Issue Date”) until the same becomes due and payable, whether at maturity or upon acceleration or by prepayment or otherwise, compounded on a monthly basis. This Note may not be prepaid in whole or in part except as otherwise explicitly set forth in Section 1.9 hereof. Any amount of principal or interest on this Note which is not paid when due shall bear interest at the rate of twenty two percent (22%) per annum from the due date thereof until the same is paid (“Default Interest”). Interest shall commence accruing on the Issue Date, shall be computed on the basis of a 365-day year and the actual number of days elapsed. All payments due hereunder (to the extent not converted into common stock, (the “Common Stock”) in accordance with the terms hereof) shall be made in lawful money of the United States of America. All payments shall be made at such address as the Holder shall hereafter give to the Borrower by written notice made in accordance with the provisions of this Note. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a business day, the same shall instead be due on the next succeeding day which is a business day and, in the case of any interest payment date which is not the date on which this Note is paid in full, the extension of the due date thereof shall not be taken into account for purposes of determining the amount of interest due on such date. As used in this Note, the term “business day” shall mean any day other than a Saturday, Sunday or a day on which commercial banks in the city of New York, New York are authorized or required by law or executive order to remain closed. Each capitalized term used herein, and not otherwise defined, shall have the meaning ascribed thereto in that certain Securities Purchase Agreement dated the date hereof, pursuant to which this Note was originally issued (the “Purchase Agreement”).

This Note is free from all taxes, liens, claims and encumbrances with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of shareholders of the Borrower and will not impose personal liability upon the holder thereof.

The following terms shall apply to this Note:

ARTICLE I. CONVERSION RIGHTS

1.1          Conversion Right. The Holder shall have the right from time to time, and at any time during the period beginning 60 calendar days after the date of this Note and ending on the later of (i) the Maturity Date and (ii) the date of payment of the Default Amount (as defined in Article III) pursuant to Section 1.6(a) or Article III, each in respect of the remaining outstanding principal amount of this Note to convert all or any part of the outstanding and unpaid principal amount of this Note into fully paid and non-assessable shares of Common Stock, as such Common Stock exists on the Issue Date, or any shares of capital stock or other securities of the Borrower into which such Common Stock shall hereafter be changed or reclassified at the conversion price (the “Conversion Price”) determined as provided herein (a “Conversion”); provided, however, that in no event shall the Holder be entitled to convert any portion of this Note in excess of that portion of this Note upon conversion of which the sum of (1) the number of shares of Common Stock beneficially owned by the Holder and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of the Notes or the unexercised or unconverted portion of any other security of the Borrower subject to a limitation on conversion or exercise analogous to the limitations contained herein) and (2) the number of shares of Common Stock issuable upon the conversion of the portion of this Note with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Holder and its affiliates of more than 4.99% of the outstanding shares of Common Stock. For purposes of the proviso to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Regulations 13D-G thereunder, except as otherwise provided in clause (1) of such proviso, provided, further, however, that the limitations on conversion may be waived by the Holder upon, at the election of the Holder, not less than 61 days’ prior notice to the Borrower and the provisions of the conversion limitation shall continue to apply until such 61st day (or such later date, as determined by the Holder, as may be specified in such notice of waiver). The number of shares of Common Stock to be issued upon each conversion of this Note shall be determined by dividing the Conversion Amount (as defined below) by the applicable Conversion Price then in effect on the date specified in the notice of conversion, in the form attached hereto as Exhibit A (the “Notice of Conversion”), delivered to the Borrower by the Holder in accordance with Section 1.4 below; provided that the Notice of Conversion is submitted by facsimile (or by other means resulting in, or reasonably expected to result in, notice) to the Borrower before 6:00 p.m., New York, New York time on such conversion date (the “Conversion Date”). The term “Conversion Amount” means, with respect to any conversion of this Note, the sum of (1) the principal amount of this Note to be converted in such conversion plus (2) at the Borrower’s option, accrued and unpaid interest, if any, on such principal amount at the interest rates provided in this Note to the Conversion Date, provided, however, that the Company shall have the right to pay any or all interest in cash plus (3) at the Borrower’s option, Default Interest, if any, on the amounts referred to in the immediately preceding clauses (1) and/or (2) plus (4) at the Holder’s option, any amounts owed to the Holder pursuant to Sections 1.3 and 1.4(g) hereof.

Should the closing Market Price of Common Stock of the Company fall below $1.00 for two (2) consecutive Trading Days, then the conversion restrictions outlined in the paragraph above shall be removed and the Holder shall have the right to convert at any  time.

1.2              Conversion Price.

(a)          Calculation of Conversion Price. The conversion price (the “Conversion Price”) shall be the Conversion Price (as defined herein)(subject to equitable adjustments for stock splits, stock dividends or rights offerings by the Borrower relating to the Borrower’s securities or the securities of any subsidiary of the Borrower, combinations, recapitalization, reclassifications, extraordinary distributions and similar events). The “Conversion Price” shall mean a fixed price of $2.00 per share; however, if at any point after seven months from the Issue Date the stock closes below $2.50 for three trading days within a 30 day period, the Holder may convert at a 40% discount from the lowest daily Trading Price in the five (5) trading days prior to conversion. “Trading Price” means, for any security as of any date, the lowest trading price on the Over-the- Counter Bulletin Board, or applicable trading market (the “OTCQB”) as reported by a reliable reporting service (“Reporting Service”) mutually acceptable to Borrower and Holder (i.e. Bloomberg). If the Trading Price cannot be calculated for such security on such date in the manner provided above, the Trading Price shall be the fair market value as mutually determined by the Borrower and the holders of a majority in interest of the Notes being converted for which the calculation of the Trading Price is required in order to determine the Conversion Price of such Notes. “Trading Day” shall mean any day on which the Common Stock is traded for any period on the OTCQB, or on the principal securities exchange or other securities market on which the Common Stock is then being traded. If the Issuer’s Common stock is chilled for deposit at DTC and/or becomes chilled at any point while this Agreement remains outstanding, an additional 8% discount will be attributed to the Conversion Price defined hereof. If the Borrower is unable to issue any shares under this provision due to the fact that there is an insufficient number of authorized and unissued shares available, the Holder promises not to force the Borrower to issue these shares or trigger an Event of Default, provided that Borrower takes immediate steps required to get the appropriate level of approval from shareholders or the board of directors, where applicable to raise the number of authorized shares to satisfy the Notice of Conversion.

(b)         Conversion Price During Major Announcements. Notwithstanding anything contained in Section 1.2(a) to the contrary, in the event the Borrower (i) makes a public announcement that it intends to consolidate or merge with any other corporation (other than a merger in which the Borrower is the surviving or continuing corporation and its capital stock is unchanged) or sell or transfer all or substantially all of the assets of the Borrower or (ii) any person, group or entity (including the Borrower) publicly announces a tender offer to purchase 50% or more of the Borrower’s Common Stock (or any other takeover scheme) (the date of the announcement referred to in clause (i) or (ii) is hereinafter referred to as the “Announcement Date”), then the Conversion Price shall, effective upon the Announcement Date and continuing through the Adjusted Conversion Price Termination Date (as defined below), be equal to the lower of (x) the Conversion Price which would have been applicable for a Conversion occurring on the Announcement Date and (y) the Conversion Price that would otherwise be in effect. From and after the Adjusted Conversion Price Termination Date, the Conversion Price shall be determined as set forth in this Section 1.2(a). For purposes hereof, “Adjusted Conversion Price Termination Date” shall mean, with respect to any proposed transaction or tender offer (or takeover scheme) for which a public announcement as contemplated by this Section 1.2(b) has been made, the date upon which the Borrower (in the case of clause (i) above) or the person, group or entity (in the case of clause (ii) above) consummates or publicly announces the termination or abandonment of the proposed transaction or tender offer (or takeover scheme) which caused this Section 1.2(b) to become operative.

1.3         Authorized Shares. The Borrower covenants that during the period the conversion right exists, the Borrower will reserve from its authorized and unissued Common Stock a sufficient number of shares, free from preemptive rights, to provide for the issuance of Common Stock upon the full conversion of this Note issued pursuant to the Purchase Agreement. The Borrower is required at all times to have authorized and reserved five times the number of shares that is actually issuable upon full conversion of the Note (based on the Conversion Price of the Notes in effect from time to time) (the “Reserved Amount”). The Reserved Amount shall be increased from time to time in accordance with the Borrower’s obligations pursuant to Section 4(g) of the Purchase Agreement. Commencing on the expiration of the first month from the issue date of this Note, the Reserved Amount shall be recalculated each month based upon the Variable Conversion Price and the Company shall notify the Transfer Agent and the Holder in writing by the fifth day of the following month of the new Reserved Amount. In the event the Company does not notify the Transfer Agent of the new Reserved Amount in a timely manner, the Holder shall have the absolute right to notify the Transfer Agent, without any further action by the Company. Notwithstanding the foregoing, in no event shall the Reserved Amount be lower than the initial Reserved Amount, regardless of any prior conversions. The Borrower represents that upon issuance, such shares will be duly and validly issued, fully paid and non-assessable. In addition, if the Borrower shall issue any securities or make any change to its capital structure which would change the number of shares of Common Stock into which the Notes shall be convertible at the then current Conversion Price, the Borrower shall at the same time make proper provision so that thereafter there shall be a sufficient number of shares of Common Stock authorized and reserved, free from preemptive rights, for conversion of the outstanding Notes. The Borrower (i) acknowledges that it has irrevocably instructed its transfer agent to issue certificates for the Common Stock issuable upon conversion of this Note, and (ii) agrees that its issuance of this Note shall constitute full authority to its officers and agents who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock in accordance with the terms and conditions of this Note.

If, at any  time  the Borrower  does  not maintain  the Reserved  Amount  it will be considered  an Event  of Default under Section 3.2 of the Note.

1.4           Method of Conversion.

(a)           Mechanics  of  Conversion.  Subject  to  Section  1.1,  this  Note  may  be  converted  by  the Holder in whole or in part at any time from time to time after the Issue Date, by : (A) submitting to the Borrower a Notice of Conversion (by facsimile, e-mail or other reasonable means of communication dispatched on the Conversion Date prior to 6:00 p.m.,  New  York,  New  York  time)  and  (B) subject  to Section  1.4(b),  surrendering  this  Note  at the principal  office  of the Borrower.

(b)           Surrender of Note Upon Conversion.  Notwithstanding  anything to the contrary set forth herein,  upon  conversion  of this  Note  in accordance  with  the terms  hereof,  the Holder  shall  not be required  to physically surrender this Note to the Borrower unless the entire unpaid principal amount of this Note is so converted.  The Holder and the Borrower shall maintain records showing the principal amount so converted and the dates of such conversions or shall use such other method, reasonably satisfactory to the Holder and the Borrower, so as not to require physical surrender of this Note upon each  such  conversion.  In  the  event  of  any  dispute  or  discrepancy,  such  records  of  the  Borrower  shall,  prima  facie,  be controlling and determinative in the absence of manifest error. Notwithstanding the foregoing, if any portion of this Note is converted  as aforesaid,  the Holder may not transfer this Note unless the Holder first physically  surrenders  this Note to the Borrower,  whereupon  the Borrower will forthwith issue and deliver upon the order of the Holder a new Note of like tenor, registered  as the  Holder  (upon  payment  by  the  Holder  of any  applicable  transfer  taxes)  may  request,  representing  in the aggregate the remaining unpaid principal amount of this Note. The Holder and any assignee, by acceptance of this Note, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of a portion of this Note, the unpaid and unconverted principal amount of this Note represented by this Note may be less than the amount stated on the face hereof.

(c)           Payment  of Taxes.  The  Borrower  shall  not  be required  to pay  any  tax  which  may  be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock or other securities or property on conversion of this Note in a name other than that of the Holder (or in street name), and the Borrower shall not be required to issue or deliver any such shares or other securities or property unless and until the person or persons (other than the Holder or the custodian in whose street name such shares are to be held for the Holder’s account) requesting the issuance thereof shall have paid to the Borrower the amount of any such tax or shall have established to the satisfaction of the Borrower that such tax has been paid.

(d)           Delivery  of Common  Stock Upon Conversion.  Upon receipt by the Borrower  from the Holder of a facsimile transmission or e-mail (or other reasonable means of communication) of a Notice of Conversion meeting the requirements for conversion as provided in this Section 1.4, the Borrower shall issue and deliver or cause to be issued and delivered to or upon the order of the Holder certificates for the Common Stock issuable upon such conversion within three (3) business days after such receipt ( but in any event the fifth (5th) business day being hereinafter referred to as the “Deadline”) (and, solely in the case of conversion of the entire unpaid principal amount hereof, surrender of the this Note) in accordance with the terms hereof and the Purchase Agreement.

(e)           Obligation of Borrower to Deliver Common Stock. Upon receipt by the Borrower of a Notice of Conversion, the Holder shall be deemed to be the holder of record of the Common Stock issuable upon such conversion, the outstanding principal amount and the amount of accrued and unpaid interest on this Note shall be reduced to reflect such conversion, and, unless the Borrower defaults on its obligations under this Article I, all rights with respect to the portion of this Note being so converted shall forthwith terminate except the right to receive the Common Stock or other securities, cash or other assets, as herein provided, on such conversion. If the Holder shall have given a Notice of Conversion as provided herein, the Borrower’s obligation to issue and deliver the certificates for Common Stock shall be absolute and unconditional, irrespective of the absence of any action by the Holder to enforce the same, any waiver or consent with respect to any provision thereof, the recovery of any judgment against any person or any action to enforce the same, any failure or delay in the enforcement of any other obligation of the Borrower to the holder of record, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder of any obligation to the Borrower, and irrespective of any other circumstance which might otherwise limit such obligation of the Borrower to the Holder in connection with such conversion. The Conversion Date specified in the Notice of Conversion shall be the Conversion Date so long as the Notice of Conversion is received by the Borrower before 6:00 p.m., New York, New York time, on such date.

(f)           Delivery   of  Common   Stock   by  Electronic   Transfer.  In  lieu  of  delivering   physical certificates representing the Common Stock issuable upon conversion, provided the Borrower’s transfer agent is participating in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer (“FAST”) program, upon request of the Holder and its compliance with the provisions contained in Section 1.1 and in this Section 1.4, the Borrower shall use its best efforts to cause its transfer agent to electronically  transmit the Common Stock issuable upon conversion to the Holder by crediting the account of Holder’s Prime Broker with DTC through its Deposit Withdrawal Agent Commission (“DWAC”) system.

(g)           Failure  to Deliver  Common  Stock  Prior  to Deadline.  Without  in any way  limiting  the Holder’s right to pursue other remedies, including actual damages and/or equitable relief, the parties agree that if delivery of the Common Stock issuable upon conversion of this Note is not delivered by the Deadline (other than a failure due to the circumstances described in Section 1.3 above, which failure shall be governed by such Section) the Borrower shall pay to the Holder $2,000 per day in cash, for each day beyond the Deadline that the Borrower fails to deliver such Common Stock.  Such cash amount shall be paid to Holder by the fifth day of the month following the month in which it has accrued or, at the option of the Holder (by written notice to the Borrower by the first day of the month following the month in which it has accrued), shall be added to the principal amount of this Note, in which event interest shall accrue thereon in accordance with the terms of this Note and such additional principal amount shall be convertible into Common Stock in accordance with the terms of this Note. The Borrower agrees that the right to convert is a valuable right to the Holder. The damages resulting from a failure, attempt to frustrate, interference  with such conversion right are difficult if not impossible to qualify. Accordingly  the parties acknowledge that the liquidated damages provision contained in this Section 1.4(g) are justified.

1.5           Concerning the Shares.  The shares of Common Stock issuable upon conversion of this Note may not be sold or transferred unless  (i) such shares are sold pursuant to an effective registration statement under the Act or (ii) the Borrower or its transfer agent shall have been furnished with an opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration or (iii) such shares are sold or transferred pursuant to Rule 144 under the Act (or a successor rule) (“Rule 144”) or (iv) such shares are transferred to an “affiliate” (as defined in Rule 144) of the Borrower who agrees to sell or otherwise transfer the shares only in accordance with this Section 1.5 and who is an Accredited Investor (as defined in the Purchase Agreement).  Except as otherwise provided in the Purchase Agreement (and  subject  to  the  removal  provisions  set  forth  below),  until  such  time  as  the  shares  of  Common  Stock  issuable  upon conversion  of this  Note  have  been  registered  under  the Act  or otherwise  may  be sold  pursuant  to Rule  144  without  any restriction as to the number of securities as of a particular date that can then be immediately sold, each certificate for shares of Common Stock issuable upon conversion  of this Note that has not been so included in an effective registration  statement or that has not been sold pursuant to an effective registration statement or an exemption that permits removal of the legend, shall bear a legend substantially in the following form, as appropriate:

“NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.”

The legend set forth above shall be removed and the Borrower  shall issue to the Holder a new certificate therefore free of any transfer legend if (i) the Borrower or its transfer agent shall have received an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Common Stock may be made without registration under the Act, which opinion shall be accepted by the Company so that the sale or transfer is effected or (ii) in the case of the Common Stock issuable upon conversion of this Note, such security is registered for sale by the Holder under an effective registration statement filed under the Act or otherwise may be sold pursuant to Rule 144 without any restriction as to the number of securities as of a particular date that can then be immediately sold. In the event that the Company  does not accept  the opinion  of counsel  provided  by the Buyer  with respect  to the transfer  of Securities pursuant to an exemption from registration, such as Rule 144 or Regulations S, at the Deadline, it will be considered an Event of Default pursuant to Section 3.2 of the Note.

1.6              Effect of Certain Events.

(a)           Effect of Merger, Consolidation, Etc. At the option of the Holder, the sale, conveyance or disposition of all or substantially all of the assets of the Borrower, the effectuation by the Borrower of a transaction or series of related transactions in which more than 50% of the voting power of the Borrower is disposed of, or the consolidation, merger or other business combination of the Borrower with or into any other Person (as defined below) or Persons when the Borrower is not the survivor  shall either:  (i) be deemed  to be an Event  of Default  (as defined  in Article  III) pursuant  to which  the Borrower shall be required to pay to the Holder upon the consummation  of and as a condition to such transaction an amount equal to the Default Amount (as defined in Article III) or (ii) be treated pursuant to Section 1.6(b) hereof.  “Person” shall mean any individual, corporation, limited liability company, partnership, association, trust or other entity or organization.

(b)         Adjustment Due to Merger, Consolidation, Etc. If, at any time when this Note is issued and outstanding and prior to conversion of all of the Notes, there shall be any merger, consolidation, exchange of shares, recapitalization, reorganization, or other similar event, as a result of which shares of Common Stock of the Borrower shall be changed into the same or a different number of shares of another class or classes of stock or securities of the Borrower or another entity, or in case of any sale or conveyance of all or substantially all of the assets of the Borrower other than in connection with a plan of complete liquidation of the Borrower, then the Holder of this Note shall thereafter have the right to receive upon conversion of this Note, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore issuable upon conversion, such stock, securities or assets which the Holder would have been entitled to receive in such transaction had this Note been converted in full immediately prior to such transaction (without regard to any limitations on conversion set forth herein), and in any such case appropriate provisions shall be made with respect to the rights and interests of the Holder of this Note to the end that the provisions hereof (including, without limitation, provisions for adjustment of the Conversion Price and of the number of shares issuable upon conversion of the Note) shall thereafter be applicable, as nearly as may be practicable in relation to any securities or assets thereafter deliverable upon the conversion hereof. The Borrower shall not affect any transaction described in this Section 1.6(b) unless (a) it first gives, to the extent practicable, thirty (30) days prior written notice (but in any event at least fifteen (15) days prior written notice) of the record date of the special meeting of shareholders to approve, or if there is no such record date, the consummation of, such merger, consolidation, exchange of shares, recapitalization, reorganization or other similar event or sale of assets (during which time the Holder shall be entitled to convert this Note) and (b) the resulting successor or acquiring entity (if not the Borrower) assumes by written instrument the obligations of this Section 1.6(b). The above provisions shall similarly apply to successive consolidations, mergers, sales, transfers or share exchanges.

(c)         Adjustment Due to Distribution. If the Borrower shall declare or make any distribution of its assets (or rights to acquire its assets) to holders of Common Stock as a dividend, stock repurchase, by way of return of capital or otherwise (including any dividend or distribution to the Borrower’s shareholders in cash or shares (or rights to acquire shares) of capital stock of a subsidiary (i.e., a spin-off)) (a “Distribution”), then the Holder of this Note shall be entitled, upon any conversion of this Note after the date of record for determining shareholders entitled to such Distribution, to receive the amount of such assets which would have been payable to the Holder with respect to the shares of Common Stock issuable upon such conversion had such Holder been the holder of such shares of Common Stock on the record date for the determination of shareholders entitled to such Distribution, but only if such Distribution occurs within 365 days of the date of this Note.

(d)          Adjustment Due to Dilutive Issuance. If, at any time when any Notes are issued and outstanding, the Borrower issues or sells, or in accordance with this Section 1.6(d) hereof is deemed to have issued or sold, any shares of Common Stock for no consideration or for a consideration per share (before deduction of reasonable expenses or commissions or underwriting discounts or allowances in connection therewith) less than the Conversion Price in effect on the date of such issuance (or deemed issuance) of such shares of Common Stock (a “Dilutive Issuance”), then immediately upon the Dilutive Issuance, the Conversion Price will be reduced to the amount of the consideration per share received by the Borrower in such Dilutive Issuance, but in no event shall the Conversion Price be above the original Conversion Price.

The Borrower shall be deemed to have issued or sold shares of Common Stock if the Borrower in any manner issues or grants any warrants, rights or options (not including employee stock option plans), whether or not immediately exercisable, to subscribe for or to purchase Common Stock or other securities convertible into or exchangeable for Common Stock (“Convertible Securities”) (such warrants, rights and options to purchase Common Stock or Convertible Securities are hereinafter referred to as “Options”) and the price per share for which Common Stock is issuable upon the exercise of such Options is less than the Conversion Price then in effect, then the Conversion Price shall be equal to such price per share. For purposes of the preceding sentence, the “price per share for which Common Stock is issuable upon the exercise of such Options” is determined by dividing (i) the total amount, if any, received or receivable by the Borrower as consideration for the issuance or granting of all such Options, plus the minimum aggregate amount of additional consideration, if any, payable to the Borrower upon the exercise of all such Options, plus, in the case of Convertible Securities issuable upon the exercise of such Options, the minimum aggregate amount of additional consideration payable upon the conversion or exchange thereof at the time such Convertible Securities first become convertible or exchangeable, by (ii) the maximum total number of shares of Common Stock issuable upon the exercise of all such Options (assuming full conversion of Convertible Securities, if applicable). No further adjustment to the Conversion Price will be made upon the actual issuance of such Common Stock upon the exercise of such Options or upon the conversion or exchange of Convertible Securities issuable upon exercise of such Options.

Additionally, the Borrower shall be deemed to have issued or sold shares of Common Stock if the Borrower in any manner issues or sells any Convertible Securities, whether or not immediately convertible (other than where the same are issuable upon the exercise of Options), and the price per share for which Common Stock is issuable upon such conversion or exchange is less than the Conversion Price then in effect, then the Conversion Price shall be equal to such price per share. For the purposes of the preceding sentence, the “price per share for which Common Stock is issuable upon such conversion or exchange” is determined by dividing (i) the total amount, if any, received or receivable by the Borrower as consideration for the issuance or sale of all such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Borrower upon the conversion or exchange thereof at the time such Convertible Securities first become convertible or exchangeable, by (ii) the maximum total number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities.  No further adjustment to the Conversion Price will be made upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities.

(e)           Purchase Rights.  If, at any time when any Notes are issued and outstanding, the Borrower issues any convertible securities or rights to purchase stock, warrants, securities or other property (the “Purchase Rights”) pro rata to the record holders of any class of Common Stock, then the Holder of this Note will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such Holder could have acquired if such Holder had held the number of shares of Common Stock acquirable upon complete conversion of this Note (without regard to any limitations on conversion contained herein) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

(f)         Notice of Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Price as a result of the events described in this Section 1.6, the Borrower, at its expense, shall promptly compute such adjustment or readjustment and prepare and furnish to the Holder of a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Borrower shall, upon the written request at any time of the Holder, furnish to such Holder a like certificate setting forth (i) such adjustment or readjustment, (ii) the Conversion Price at the time in effect and (iii) the number of shares of Common Stock and the amount, if any, of other securities or property which at the time would be received upon conversion of the Note.

(g)      Reasonable compensation made to employees, officers, agents, consultants and directors of Borrower; for services rendered to Borrower, and paid in the form of issued Common Stock, options or warrants; shall not be considered  a “Dilutive  Issuance”  or otherwise  an issuance under this Section 1.6.   No valuation  or right of purchase  of the Holder  of this  Note  may  be based  on the value  used  by Borrower  for such  Common  Stock,  options  or warrants  paid  as compensation.   Such compensation may be issued and transferred without regard to whether such compensation  is for a past, present or future time period of service.  An existing contractual obligation of Borrower (entered into more than 90 days prior to the date of this Note, whether  presently  known  or unknown  to Borrower),  if any, that would require  Borrower  to issue Common Stock, options or warrants at a discounted rate exceeding a 40% discount from fair market value, shall not establish a valuation or right to purchase for the Holder of this Note under this Section 1.6.

1.7           Trading  Market  Limitations.  Unless  permitted  by  the  applicable  rules  and  regulations  of  the principal securities  market on which the Common  Stock is then listed or traded, in no event shall the Borrower  issue upon conversion of or otherwise pursuant to this Note and the other Notes issued pursuant to the Purchase Agreement more than the maximum number of shares of Common Stock that the Borrower can issue pursuant to any rule of the principal United States securities market on which the Common Stock is then traded (the “Maximum  Share Amount”), which shall be 9.99% of the total shares outstanding on the Closing Date (as defined in the Purchase Agreement), subject to equitable adjustment from time to time for stock splits, stock dividends, combinations, capital reorganizations and similar events relating to the Common Stock occurring after the date hereof. Once the Maximum Share Amount has been issued, if the Borrower fails to eliminate any prohibitions under applicable law or the rules or regulations of any stock exchange, interdealer quotation system or other self- regulatory organization with jurisdiction over the Borrower or any of its securities on the Borrower’s ability to issue shares of Common  Stock  in excess  of the  Maximum  Share  Amount,  in lieu  of any  further  right  to convert  this  Note,  this  will  be considered an Event of Default under Section 3.3 of the Note.

1.8           Status  as Shareholder.  Upon  submission  of a Notice  of Conversion  by a Holder,  (i) the shares covered  thereby  (other than the shares, if any, which cannot be issued because  their issuance  would exceed  such Holder’s allocated portion of the Reserved  Amount or Maximum  Share Amount) shall be deemed converted  into shares of Common Stock and (ii) the Holder’s rights as a Holder of such converted portion of this Note shall cease and terminate, excepting only the right to receive certificates for such shares of Common Stock and to any remedies provided herein or otherwise available at law or in equity to such Holder because of a failure by the Borrower to comply with the terms  of this Note.  Notwithstanding the foregoing, if a Holder has not received certificates for all shares of Common Stock prior to the tenth (10th) business day after the expiration of the Deadline with respect to a conversion of any portion of this Note for any reason, then (unless the Holder otherwise elects to retain its status as a holder of Common Stock by so notifying the Borrower) the Holder shall regain the rights of a Holder of this Note with respect to such unconverted portions of this Note and the Borrower shall, as soon as practicable, return such unconverted  Note to the Holder or, if the Note has not been surrendered,  adjust its records to reflect that  such  portion  of this  Note  has not been  converted.  In all cases,  the Holder  shall  retain  all of its rights  and  remedies (including,  without  limitation,  (i) the  right  to receive  Conversion  Default  Payments  pursuant  to Section  1.3  to the  extent required thereby for such Conversion Default and any subsequent Conversion Default and (ii) the right to have the Conversion Price with respect to subsequent conversions determined in accordance with Section 1.3) for the Borrower’s failure to convert this Note.

1.9           Prepayment Option-Notwithstanding  anything to the contrary contained in this Note, so long as the Borrower has not received a Notice of Conversion from the Holder, the Borrower shall have the right, exercisable in ten (10) Business Days post written notice to the Holder of the Note to prepay the outstanding Note with principal and accrued interest.  Any notice of prepayment herein (Optional Prepayment Notice) hereunder shall be delivered to the Holder of the Note at its registered address and shall state: (1) that the Borrower is exercising its right to prepay the Note, and (2) the date of prepayment which shall be not more than Five (5) Business Days from the date of the Optional Prepayment Notice (the Optional Prepayment Date) (3) the calculated interest and principle due on the Date of the Optional Prepayment Notice, (4) the title and address of payment per section 8(f) of this Agreement.   If the Borrower exercises its right to prepay the Note, the Borrower shall make payment to the Holder of an amount (the “Optional Prepayment Amount”) equal to 135% ,multiplied by the sum of: (A) the then outstanding principal amount of this Note plus (B) accrued and unpaid interest on the unpaid principal amount of this Note to the Optional Prepayment Notice.  If the Company delivers the Optional Prepayment Notice and fails to pay the Optional Prepayment due to the Buyer of the Note within two (2) business days following the Optional Prepayment Date, the Company shall forfeit its right to prepay the Note.

ARTICLE II.  CERTAIN COVENANTS

2.1          Negative Covenants  As long as any portion of this Note remains outstanding, unless the holders of all of the outstanding Notes shall have otherwise given prior written consent, the Borrower shall not, and shall not permit any of its subsidiaries (whether or not a subsidiary on the Issue Date) to, directly or indirectly:

(a)          other than indebtedness existing as of the Initial Date or incurred in the ordinary course of business for trade expenses (not borrowed money) (“Permitted Indebtedness”),  enter into, create, incur, assume, guarantee or suffer to exist any indebtedness for borrowed money of any kind, including, but not limited to, a guarantee, on or with respect to any of its property  or assets  now  owned  or hereafter  acquired  or any  interest  therein  or any  income  or profits  therefrom,  which indebtedness shall be senior is respect to security to this Note;

(b)            other than Permitted Liens (as defined below), enter into, create, incur, assume or suffer to exist any liens, charges or encumbrances of any kind or nature (“Liens”), on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom. “Permitted Lien” means the individual and collective reference to the following: (a) Liens for taxes, assessments and other governmental charges or levies not yet due or Liens for taxes, assessments and other governmental charges or levies being contested in good faith and by appropriate proceedings for which adequate reserves (in the good faith judgment of the management of the Borrower) have been established in accordance with GAAP; (b) Liens imposed by law which were incurred in the ordinary course of the Borrower’s business, such as carriers’, warehousemen’s and mechanics’ Liens, statutory landlords’ Liens, and other similar Liens arising in the ordinary course of the Borrower’s business, and which (x) do not individually or in the aggregate materially detract from the value of such property or assets or materially impair the use thereof in the operation of the business of the Borrower and its consolidated subsidiaries or (y) are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing for the foreseeable future the forfeiture or sale of the property or asset subject to such Lien; (c) Liens incurred in connection with Permitted Indebtedness under clauses (a), and (b) thereunder; and (d) Liens incurred in connection with Permitted Indebtedness under clause (c) thereunder, provided that such Liens are not secured by assets of the Borrower or its subsidiaries other than the assets so acquired or leased. Other permitted liens: Borrower and its subsidiaries may incur liens and indebtedness for purchase of equipment and property that will be used in the ordinary course of Borrower's or its subsidiaries' businesses, providing that such liens and indebtedness are of a limited purpose for such a purchase, and such equipment or property has a fair market value greater than 60% of the debt or lien incurred.

(c)          amend  its  charter  documents,  including,  without  limitation,  its  certificate  of  incorporation  and bylaws, in any manner that materially and adversely affects any rights of the Holder;

(d)          repay, repurchase or offer to repay, repurchase or otherwise acquire more than a de minimis number of shares of its Common Stock or Common Stock equivalents;

(e)          repay, repurchase or offer to repay, repurchase or otherwise acquire any indebtedness, other than the Notes if on a pro-rata basis, other than regularly scheduled principal and interest payments as such terms are in effect as of the Issue Date, provided that such payments shall not be permitted  if, at such time, or after giving effect to such payment, any Event of Default exist or occur;

(f)           pay cash dividends or distributions on any equity securities of the Borrower;

(g)          sell, lease or otherwise dispose of any portion of its assets outside the ordinary course of business, other  than  de minimis  sales.   Any consent  to the disposition  of any assets  may  be conditioned  on a specified  use of the proceeds of disposition;

(h)          so long as the Borrower shall have any obligation under this Note, the Borrower shall not, without the Holder’s  written  consent,  lend money,  give credit or make advances  to any person,  firm, joint venture  or corporation, including, without limitation, officers, directors, employees, subsidiaries and affiliates of the Borrower, except loans, credits or advances (a) in existence or committed on the date hereof and which the Borrower has informed Holder in writing prior to the date hereof, (b) made in the ordinary course of business or (c) not in excess of $1,000;

(i)           enter into any transaction with any affiliate of the Borrower which would be required to be disclosed in any public filing with the Commission, unless such transaction is made on an arm’s length basis and expressly approved by a majority of the disinterested directors of the Borrower (even if less than a quorum otherwise required for board approval); or

(j)           enter into any agreement with respect to any of the foregoing.

ARTICLE III.  EVENTS OF DEFAULT

If any of the following events of default (each, an “Event of Default”) shall occur:

3.1           Failure  to Pay  Principal  or Interest.  The  Borrower  fails  to pay  the  principal  hereof  or interest thereon when due on this Note, whether at maturity, upon acceleration or otherwise.

3.2           Conversion and the Shares.  The Borrower fails to issue shares of Common Stock to the Holder (or announces or threatens in writing that it will not honor its obligation to do so) upon exercise by the Holder of the conversion rights of the Holder in accordance with the terms of this Note, fails to transfer or cause its transfer agent to transfer (issue) (electronically or in certificated form) any certificate for shares of Common Stock issued to the Holder upon conversion of or otherwise pursuant to this Note as and when required by this Note, the Borrower directs its transfer agent not to transfer or delays, impairs, and/or hinders its transfer agent in transferring (or issuing( electronically or in certificated form) any certificate for shares of Common Stock to be issued to the Holder upon conversion  of or otherwise pursuant to this Note as and when required  by this Note, or fails to remove  ( or directs its transfer  agent not to remove  or impairs,  delays, and/or hinders its transfer agent from removing) any restrictive legend (or to withdraw any stop transfer instructions in respect thereof) on any certificate for any shares of Common Stock issued to the Holder upon conversion of or otherwise pursuant to this Note as and when  required  by this Note (or makes  any written  announcement,  statement  or threat  that it does not intend  to honor  the obligations described in this paragraph) and any such failure shall continue uncured (or any written announcement,  statement or threat not to honor its obligations shall not be rescinded in writing) for three (3) business days after the Holder shall have delivered a Notice of Conversion.

3.3           Breach  of Covenants.  The  Borrower  breaches  any  material  covenant  or other  material  term  or condition contained in this Note and any collateral documents including but not limited to the Purchase Agreement and such breach continues for a period of ten (10) days after written notice thereof to the Borrower from the Holder;

3.4         Breach of Representations and Warranties. Any representation or warranty of the Borrower made herein or in any agreement, statement or certificate given in writing pursuant hereto or in connection herewith (including, without limitation, the Purchase Agreement), shall be false or misleading in any material respect when made and the breach of which has (or with the passage of time will have) a material adverse effect on the rights of the Holder with respect to this Note or the Purchase Agreement;

3.5         Bankruptcy, Receiver or Trustee. The Borrower or any subsidiary of the Borrower shall commence, or there shall be commenced against the Borrower or any subsidiary of the Borrower under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Borrower or any subsidiary of the Borrower commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Borrower or any subsidiary of the Borrower or there is commenced against the Borrower or any subsidiary of the Borrower any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of 61 days; or the Borrower or any subsidiary of the Borrower is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Borrower or any subsidiary of the Borrower suffers any appointment of any custodian, private or court appointed receiver or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of sixty one (61) days; or the Borrower or any subsidiary of the Borrower makes a general assignment for the benefit of creditors; or the Borrower or any subsidiary of the Borrower shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or the Borrower or any subsidiary of the Borrower shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or the Borrower or any subsidiary of the Borrower shall by any act or failure to act expressly indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Borrower or any subsidiary of the Borrower for the purpose of effecting any of the foregoing;

3.6            Judgments.  Any  money  judgment,  writ  or similar  process  shall  be entered  or filed  against  the Borrower  or any subsidiary  of the Borrower  or any of its property  or other assets for more than $50,000, and shall remain unvacated, unbonded or unstayed for a period of twenty (20) days unless otherwise consented to by the Holder, which consent will not be unreasonably withheld;

3.7            Indebtedness Default.   The Borrower or any subsidiary of the Borrower shall default in any of its obligations under any other Note or any mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument  under which there may be issued, or by which there may be secured or evidenced  any indebtedness  for borrowed money or money due under any long term leasing or factoring arrangement of the Borrower or any subsidiary of the Borrower in an amount exceeding $25,000, whether such indebtedness now exists or shall hereafter be created and such default shall result in such indebtedness  becoming or being declared due and payable prior to the date on which it would otherwise become due and payable, and Borrower or any subsidiary of Borrower fails to timely cure said default upon reasonable notice of default.   If Borrower  is contesting  that a default occurred on any other Note or any mortgage,  credit agreement  or other facility,  indenture  agreement,  factoring  agreement  or  other  instrument  under  which  there  may  be  issued,  it  shall  not  be considered  a default of this Note until such default is determined  to exist and be valid by binding arbitration  or a court of competent jurisdiction.

3.8            Delisting  of Common  Stock; DTC Chill.  The Borrower  shall fail to maintain  the listing  of the Common Stock on at least one of the OTCQB or an equivalent replacement exchange, the Nasdaq National Market, the Nasdaq SmallCap Market, the New York Stock Exchange, or the American Stock Exchange or there shall be no bid price for the stock for a period of one business day OR the Depository Trust Company places a chill on new deposits of Common Stock, which is not removed within ten (10) trading days;

3.9             Failure to Comply with the Exchange Act. The Borrower shall fail to comply with the reporting requirements of the Exchange Act; and/or the Borrower shall cease to be subject to the reporting requirements of the Exchange Act.

3.10           Liquidation. Any dissolution, liquidation, or winding up of Borrower or any substantial portion of its business.

3.11           Cessation  of  Operations. Any  cessation  of  operations  by  Borrower  or  Borrower  admits  it  is otherwise generally unable to pay its debts as such debts become due, provided, however, that any disclosure of the Borrower’s ability to continue as a “going concern” shall not be an admission that the Borrower cannot pay its debts as they become due.

3.12           Maintenance  of Assets.  The failure by Borrower  to maintain  any material  intellectual  property rights, personal, real property or other assets which are necessary to conduct its business (whether now or in the future).

3.13           Financial Statement Restatement. The restatement of any financial statements filed by the Borrower with the SEC for any date or period from two years prior to the Issue Date of this Note and until this Note is no longer outstanding, if the result of such restatement would, by comparison to the unrestated financial statement, have constituted a material adverse effect on the rights of the Holder with respect to this Note or the Purchase Agreement.

3.14          Reverse Splits. The Borrower effectuates a reverse split of its Common Stock without twenty (20) days prior written notice to the Holder.

3.15           Replacement  of Transfer  Agent. In the event that the Borrower  proposes  to replace  its transfer agent, the Borrower fails to provide, prior to the effective date of such replacement, fully executed Irrevocable Transfer Agent Instructions in a form as initially delivered pursuant to the Purchase Agreement (including but not limited to the provision to irrevocable reserve shares of Common Stock in the Reserved Amount) signed by the successor transfer agent to Holder and the Borrower.

3.16          Failure to Pay Post-Closing  Expenses. The failure by Borrower to pay any and all Post-Closing Expenses as defined in section 4.6.

3.17         Delisting. From and after the initial trading, listing or quotation of the Common Stock on a Principal Market, an event resulting  in the Common  Stock no longer being traded, listed or quoted on a Principal  Market; failure to comply with the requirements for continued quotation on a Principal Market; or notification from a Principal Market that the Borrower is not in compliance with the conditions for such continued quotation and such non-compliance  continues for seven (7) trading days following such notification.

3.18          Cross-Default. Notwithstanding  anything  to  the  contrary  contained  in  this  Note  or  the  other related or companion documents, a breach or default by the Borrower of any covenant or other term or condition contained in any of the Other Agreements,  after the passage of all applicable notice and cure or grace periods, shall, at the option of the Borrower, be considered a default under this Note and the Other Agreements, in which event the Holder shall be entitled (but in no event required) to apply all rights and remedies of the Holder under the terms of this Note and the Other Agreements by reason of a default under said Other Agreement or hereunder. “Other Agreements” means collectively, all agreements and instruments between, among or by: (1) the Borrower, and, or for the benefit of, (2) the Holder and any affiliate of the Holder, including, without limitation, promissory notes; provided, however, the term “Other Agreements” shall not include the related or companion documents to this Note. Each of the loan transactions  will be cross-defaulted  with each other loan transaction and with all other existing and future debt of Borrower to the Holder.

3.19          Consecutive Late Filings. If the Company files a late notification (NT 10-Q or NT 10-K) for any quarterly or annual report for any two (2) consecutive periods.

3.20.         Change of SEC Legal Counsel. If the Company fails to appoint a new legal counsel by January 31st, 2015. For the avoidance of any doubt, prior to appointment of such counsel, the Company must notify the Holder of the  candidate to be appointed as the Issuer’s SEC Legal Counsel, whom the Holder shall have up to three days to provide written  consent to such appointment.

Upon the occurrence and during the continuation of any Event of Default specified in Section 3.1 (solely with respect to failure to pay the principal hereof or interest thereon when due at the Maturity Date), the Note shall become immediately  due and payable  and the Borrower  shall pay to the Holder,  in full satisfaction  of its obligations  hereunder,  an amount  equal to the Default Sum (as defined herein). UPON THE OCCURRENCE AND DURING THE CONTINUATION  OF ANY EVENT OF DEFAULT  SPECIFIED  IN SECTION  3.2, THE NOTE SHALL BECOME  IMMEDIATELY  DUE AND PAYABLE  AND THE BORROWER  SHALL PAY TO THE HOLDER, IN FULL SATISFACTION  OF ITS OBLIGTAIONS  HEREUNDER, AN AMOUNT  EQUAL TO: (Y) THE DEFAULT  SUM (AS DEFINED HEREIN); MULTIPLIED  BY (Z) TWO (2). Upon the occurrence and during the continuation of any Event of Default specified in Sections 3.1 (solely with respect to failure to pay the principal  hereof  or interest  thereon  when  due on this Note upon a Trading  Market  Prepayment  Event  pursuant  to Section  1.7  or upon  acceleration),  3.3,  3.4,  3.6,  3.8,  3.9,  3.11,  3.12,  3.13,  3.14,  3.15,  3.16,  3.17,  3.18,  3.19,  and/or  3.20 exercisable  through  the delivery  of written  notice  to the Borrower  by such  Holders  (the  “Default  Notice”),  and  upon  the occurrence  of an Event of Default specified in the remaining  sections of Articles III (other than failure to pay the principal hereof or interest thereon at the Maturity Date specified in Section 3.1 hereof), the Borrower must remedy or cure the Default described within the Default Notice within ten (10) business days or theNote shall become immediately due and payable and the Borrower shall pay to the Holder, in full satisfaction of its obligations hereunder, an amount equal to the greater of (i) 150% times the sum of (w) the then outstanding  principal amount of this Note plus (x) accrued and unpaid interest on the unpaid principal amount of this Note to the date of payment (the “Mandatory Prepayment Date”) plus (y) Default Interest, if any, on the amounts referred to in clauses (w) and/or (x) plus (z) any amounts owed to the Holder pursuant to Sections 1.3 and 1.4(g) hereof (the then outstanding principal amount of this Note to the date of payment plus the amounts referred to in clauses (x), (y) and (z) shall collectively be known as the “Default Sum”) or (ii) the “parity value” of the Default Sum to be prepaid, where parity value means (a) the highest number of shares of Common Stock issuable upon conversion of or otherwise pursuant to such Default Sum in accordance  with Article I, treating the Trading Day immediately  preceding the Mandatory  Prepayment Date as the “Conversion Date” for purposes of determining the lowest applicable Conversion Price, unless the Default Event arises as a result of such breach in respect of a specific Conversion  Date in which case such Conversion  Date shall be the Conversion Date, multiplied by (b) the highest Closing Price for the Common Stock during the period beginning on the date of first occurrence of the Event of Default and ending one day prior to the Mandatory Prepayment Date (the “Default Amount”) and all other  amounts  payable  hereunder  shall immediately  become  due and payable,  all without  demand,  presentment  or notice, all of which hereby are expressly waived, together with all costs, including, without limitation, legal fees and expenses, of collection, and the Holder shall be entitled to exercise all other rights and remedies available at low or in equity.

If the Borrower fails to pay the Default Amount within   ten (10) business days of written notice that such amount is due and payable, then the Holder shall have the right at any time, so long as the Borrower remains in default (and so long and to the extent that there are sufficient authorized shares), to require the Borrower, upon written notice, to immediately issue, in lieu of the Default Amount, the number of shares of Common Stock of the Borrower equal to the Default Amount divided by the Conversion Price then in effect.

ARTICLE IV. MISCELLANEOUS

4.1           Failure or Indulgence Not Waiver.  No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privileges.  All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

4.2           Notices.  All notices, demands, requests, consents, approvals, and other communications  required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges  prepaid,  or (iv) transmitted  by hand delivery,  telegram,  or facsimile,  addressed  as set forth below or to such other address as such party shall have specified  most recently by written notice.  Any notice or other communication  required  or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation  generated  by the transmitting  facsimile machine, at the address or number designated  below (if delivered on a business  day during  normal  business  hours  where  such  notice  is to be received),  or the first business  day following  such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur.  The addresses for such communications shall be:

If to the Borrower, to:
NATIONAL AUTOMATED SERVICES, INC.
8965 S. EASTERN #120E
LAS VEGAS, NV 89123
Attn: Mr. Robert Chance, CEO

If to the Holder:
MAGNA GROUP
5 HANOVER SQUARE
NEW YORK, NY 10004
Attn: Joshua Sason, Managing Member

4.3          Amendments.  This  Note  and  any  provision  hereof  may  only  be  amended  by  an  instrument  in writing signed by the Borrower and the Holder.  The term “Note” and all reference thereto, as used throughout this instrument, shall mean this instrument (and the other Notes issued pursuant to the Purchase Agreement) as originally executed, or if later amended or supplemented, then as so amended or supplemented.

4.4          Assignability.  This Note shall be binding upon the Borrower and its successors and assigns, and shall inure to be the benefit of the Holder and its successors and assigns.  Each transferee of this Note must be an “accredited investor” (as defined in Rule 501(a) of the 1933 Act).  Notwithstanding anything in this Note to the contrary, this Note may be pledged as collateral in connection with a bona fide margin account or other lending arrangement.

4.5          Cost of Collection.  If default  is made  in the payment  of this Note, the Borrower  shall pay the Holder hereof costs of collection, including reasonable attorneys’ fees.

4.6          Post-Closing Expenses.  The Issuer will bear any and all miscellaneous expenses that may arise as a result of this Agreement  post-closing.  These expenses  include,  but are not limited  to, the cost of legal opinion  production, transfer agent fees, equity issuance fees, etc. The failure to pay any and all Post-Closing Expenses will be deemed a default as described in Section 2.6.10 herein.

4.6          Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Note shall be brought only in the state courts of New York or in the federal courts located in the state and county of New York. The parties to this Note hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. The Borrower and Holder waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Note or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement or any other Transaction Document by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

4.7          Certain Amounts.  Whenever pursuant to this Note the Borrower is required to pay an amount in excess of the outstanding  principal amount (or the portion thereof required to be paid at that time) plus accrued and unpaid interest plus Default Interest on such interest, the Borrower and the Holder agree that the actual damages to the Holder from the receipt of cash payment on this Note may be difficult to determine and the amount to be so paid by the Borrower represents stipulated damages and not a penalty and is intended to compensate the Holder in part for loss of the opportunity to convert this Note and to earn a return from the sale of shares of Common Stock acquired upon conversion of this Note at a price in excess of the price  paid  for such  shares  pursuant  to this  Note.  The  Borrower  and  the Holder  hereby  agree  that  such  amount  of stipulated damages is not plainly disproportionate to the possible loss to the Holder from the receipt of a cash payment without the opportunity to convert this Note into shares of Common Stock.

4.8          Purchase  Agreement.  By  its  acceptance  of  this  Note,  each  party  agrees  to  be  bound  by  the applicable terms of the Purchase Agreement.

4.9          Notice of Corporate Events. Except as otherwise provided below, the Holder of this Note shall have no rights as a Holder of Common Stock unless and only to the extent that it converts this Note into Common Stock. The Borrower shall provide the Holder with prior notification of any meeting of the Borrower’s shareholders (and copies of proxy materials and other information sent to shareholders). In the event of any taking by the Borrower of a record of its shareholders for the purpose of determining shareholders who are entitled to receive payment of any dividend or other distribution, any right to subscribe for, purchase or otherwise acquire (including by way of merger, consolidation, reclassification or recapitalization) any share of any class or any other securities or property, or to receive any other right, or for the purpose of determining shareholders who are entitled to vote in connection with any proposed sale, lease or conveyance of all or substantially all of the assets of the Borrower or any proposed liquidation, dissolution or winding up of the Borrower, the Borrower shall mail a notice to the Holder, at least twenty (20) days prior to the record date specified therein (or thirty (30) days prior to the consummation of the transaction or event, whichever is earlier), of the date on which any such record is to be taken for the purpose of such dividend, distribution, right or other event, and a brief statement regarding the amount and character of such dividend, distribution, right or other event to the extent known at such time. The Borrower shall make a public announcement of any event requiring notification to the Holder hereunder substantially simultaneously with the notification to the Holder in accordance with the terms of this Section 4.9.

4.10           Remedies.  The Borrower acknowledges that a breach by it of its obligations hereunder will cause irreparable  harm to the Holder, by vitiating the intent and purpose of the transaction  contemplated  hereby.  Accordingly,  the Borrower acknowledges that the remedy at law for a breach of its obligations under this Note will be inadequate and agrees, in the event of a breach or threatened breach by the Borrower of the provisions of this Note, that the Holder shall be entitled, in addition to all other available remedies at law or in equity, and in addition to the penalties assessable herein, to an injunction or injunctions  restraining,  preventing  or curing  any  breach  of this  Note  and  to enforce  specifically  the terms  and  provisions thereof,  without  the necessity  of showing  economic  loss and without  any bond or other security  being required.   Both the Borrower and the Holder may seek specific performance of the terms and provisions herein.

4.11        Severability.   If any provision of this Note is invalid, illegal or unenforceable,  the balance of this Note shall remain in effect, and if any provision  is inapplicable  to any person or circumstance,  it shall nevertheless  remain applicable  to all other persons and circumstances.  If it shall be found that any interest or other amount deemed interest due hereunder shall violate applicable  laws governing  usury, the applicable  rate of interest due hereunder shall automatically  be lowered to equal the maximum permitted rate of interest. The Borrower covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever  claim or take the benefit or advantage  of, any stay, extension  or usury  law or other  law which  would  prohibit  or forgive  the Borrower  from  paying  all or any portion  of the principal of or interest on this Note as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this indenture, and the Borrower (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impeded the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

IN WITNESS WHEREOF, Borrower has caused this Note to be signed in its name by its duly authorized officer this December 16, 2014.

NATIONAL AUTOMATED SERVICES, INC.

By:	/s/ Robert Chance
Robert Chance, CEO

MAGNA EQUITIES. LLC

By:	s/ Joshua Sason
Joshua Sason, Managing Member

Exhibit A.

NOTICE OF CONVERSION

The undersigned hereby elects to convert $___________________of the principal amount of the Note (defined below) into Shares of Common Stock of NATIONAL AUTOMATED SERVICES, INC., a(n) NEVADA Corporation (the “Borrower”) according to the conditions of the Convertible Note of the Borrower dated as of December 16, 2014 (the “Note”). No fee will be charged to the Holder or Holder’s Custodian for any conversion, except for transfer taxes, if any.

Box Checked as to applicable instructions:

☐
The Borrower shall electronically transmit the Common Stock issuable pursuant to this Notice of Conversion to the account of the undersigned or its nominee with DTC through its Deposit Withdrawal Agent Commission system (“DWAC Transfer”).

Name of DTC Prime Broker:

Account Number:

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The undersigned hereby requests that the Borrower issue a certificate or certificates for the number of shares of Common Stock set forth below (which numbers are based on the Holder’s calculation attached hereto) in the name(s) specified immediately below:

Magna Equities II, LLC
EIN #: 45-2043511

Date of Conversion:

Conversion Price:

Shares to Be Delivered:
Remaining Principal Balance Due

After This Conversion:

Signature

Print Name:	Joshua Sason

FORM OF LEGAL OPINION

1.            The Company is a corporation duly organized, validly existing and in good standing under the laws of [                     ].  The Company has all requisite power and authority, and all material governmental licenses, authorizations, consents  and approvals,  that are required  to own and operate  its properties  and assets and to carry on its business  as now conducted and as proposed to be conducted (all as described in the Company’s filings with the SEC). The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to qualify could have a Material Adverse Effect on the Company.

2.            Each  of  the  following  subsidiaries  of  the  Company  (the  “Subsidiaries”)  is  a  corporation,  duly organized and in good standing under the laws of its state of organization, as noted:  [                      ].

3.           The Company has all requisite power and authority (i) to execute, deliver and perform the Transaction Documents, (ii) to issue, sell and deliver the Notes, and the Underlying Shares pursuant to the Transaction Documents and (iii) to carry out and perform its obligations under, and to consummate the transactions contemplated by, the Transaction Documents.

4.           All action on the part of the Company, its directors and its stockholders necessary for the authorization, execution and delivery by the Company of the Transaction Documents, the authorization, issuance, sale and delivery of the Notes pursuant to the Agreement, the issuance and delivery the Underlying Shares and the consummation by the Company of the transactions contemplated by the Transaction Documents has been duly taken. The Transaction Documents have been duly and validly executed and delivered by the Company and constitute the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with their terms, except that (a) such enforceability may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors’ rights in general and (b) the remedies of specific performance and injunctive and other forms of injunctive relief may be subject to equitable defenses.

5.            To our knowledge, the Company has filed all reports (the “SEC Reports”) required to be filed by it under Sections 13(a) and 15(d) of the Exchange Act of 1934, as amended (the “Exchange Act”).  As of their respective filing dates, the SEC Reports complied in all material respects as to form with the requirements  of the Exchange Act and the rules and regulations of the Commission promulgated thereunder.

6.            Based in part upon the representations of the Purchasers contained in the Agreement, the Notes and the Underlying Shares may be issued to the Purchasers without registration under the Securities Act of 1933, as amended.

7.            The execution, delivery and performance by the Company of, and the compliance by the Company with the terms  of, the Transaction  Documents  and the issuance,  sale and delivery  of the Notes and the Underlying  Shares pursuant to the Agreement do not (a) conflict with or result in a violation of any provision of law, rule or regulation applicable to the Company or its Subsidiaries or of the certificate of incorporation or by-laws or other similar organizational documents of the Company or its Subsidiaries, (b) conflict with, result in a breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or result in or permit the termination or modification of, any agreement, instrument, order, writ, judgment or decree known to us to which the Company of its Subsidiaries is a party or is subject or (c) result in the creation or imposition of any lien, claim or encumbrance on any of the assets or properties of the Company or its Subsidiaries.

8.            To our knowledge, except as set forth in the Agreement, there is no claim, action, suit, proceeding, arbitration, investigation or inquiry, pending or threatened, before any court or governmental or administrative body or agency, or any private arbitration tribunal, against the Company or its Subsidiaries, or any of the officers, directors or employees (in connection  with the discharge  of their duties  as officers,  directors  and employees)  of the Company  or its Subsidiaries,  or affecting any of its properties or assets.

9.           In connection with the valid execution, delivery and performance by the Company of the Transaction Documents, or the offer, sale, issuance or delivery of the Notes and the Underlying Shares or the consummation of the transactions contemplated thereby, no consent, license, permit, waiver, approval or authorization of, or designation, declaration, registration or filing with, any court, governmental or regulatory authority, or self-regulatory organization, is required.